Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Arotech Corporation (the “Company”) on Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission (the “Report”), I, Thomas J. Paup, Vice President – Finance and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Thomas J. Paup
Thomas J. Paup,
Vice President – Finance and CFO
(Chief Financial Officer)

Date:     April 14, 2008